UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2024

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Kansas Avenue,	Topeka	Kansas	66603
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFFN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Capitol Federal Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 23, 2024 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on December 1, 2023 were entitled to vote on three items at the Annual Meeting. Stockholders elected Morris J. Huey, II and Carlton A. Ricketts each to a three-year term as director. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (the "Say on Pay Vote"). The stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2024. The final voting results of each item are set forth below.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms indicated:
Morris J. Huey, II (three years)	77,515,506	24,139,188	248,286	11,127,334
Carlton A. Ricketts (three years)	57,233,322	44,395,278	274,380	11,127,334

The following directors had their term of office continue after the meeting:
John B. Dicus
James G. Morris
Jeffrey R. Thompson
Michel' Philipp Cole
Michael T. McCoy, M.D.
Jeffrey M. Johnson

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation	96,784,710	4,436,413	663,535	11,145,656

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 3.
Ratification of Deloitte & Touche LLP as independent auditors	104,131,603	8,132,922	747,468	—

ITEM 7.01 REGULATION FD DISCLOSURE
Attached hereto as Exhibit 99 and incorporated herein by reference are the slides from the Company's presentation at the Annual Meeting on January 23, 2024.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99 – Annual Meeting slide presentation
Exhibit 104 – Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 25, 2024	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer